As filed with the Securities and Exchange Commission
                             on May 1, 2003
                                                     Registration Nos. 333-22633
                                                                        811-8079
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                              --------------------

                                    FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
          Pre-Effective Amendment No.                                      [ ]
          Post-Effective Amendment No. 6                                   [X]

                                     and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
         Amendment No. 8                                                   [X]
                      (Check appropriate box or boxes.)

                NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
              -------------------------------------------------
              (Exact name of registrant as specified in charter)

     One East Liberty, Third Floor
     Reno, Nevada                                                  89501
     ----------------------------------------                   ----------
     (Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, Including Area Code 1-800-887-8671

                               Louis G. Navellier
                          One East Liberty, Third Floor
                               Reno, Nevada 89501

                     (Name and Address of Agent For Service)

                                   Copies to:

Raymond A. O'Hara III, Esq.        and to    Arjen Kuyper
Blazzard, Grodd & Hasenauer, P.C.            Navellier & Associates, Inc.
P.O. Box 5108                                One East Liberty, Third Floor
Westport, CT 06881                           Reno, Nevada 89501
(203) 226-7866                               (702) 785-9402


It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b)
_X_  on May 1, 2003 pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on (date) pursuant to paragraph (a)(1)
___ 75 days after filing pursuant to paragraph (a)(2)
___ on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:
     Investment Company Shares


                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                              CROSS REFERENCE SHEET
                          (as required by Rule 404 (c))

  N-1A
Item No.                                                    Location


                                     PART A

Item 1.   Front and Back Cover Pages.............           Front and Back Cover Pages

Item 2.   Risk/Return Summary: Investments,
          Risks and Performance..................           Summary; More About Portfolio
                                                            Investments

Item 3.   Risk/Return Summary: Fee Table.........           Expense Table

Item 4.   Investment Objectives, Principal
          Investment Strategies, and Related
          Risks..................................           Summary; More About Portfolio
                                                            Investments

Item 5.   Management's Discussion of Fund
          Performance............................           Not Applicable

Item 6.   Management, Organization, and
          Capital Structure......................           Management of the Fund

Item 7.   Shareholder Information................           Summary

Item 8.   Distribution Arrangements..............           Not Applicable

Item 9.   Financial Highlight Information........           Financial Highlights

                                     PART B

Item 10.  Cover Page and Table of Contents.......           Cover Page and Table of Contents

Item 11.  Fund History...........................           General Information and History

Item 12.  Description of the Fund and Its
          Investments and Risks..................           Investment Objective and Policies;
                                                            Additional Information Concerning
                                                            Risks

Item 13.  Management of the Fund.................           Directors and Officers of the Fund

Item 14.  Control Persons and Principal
          Holders of Securities..................           Control Persons and Principal
                                                            Holders of Securities

Item 15.  Investment Advisory and Other
          Services...............................           The Investment Adviser, Custodian
                                                            and Transfer Agent

Item 16.  Brokerage Allocation and Other
          Practices..............................           Brokerage Allocation and Other
                                                            Practices

Item 17.  Capital Stock and Other
          Securities.............................           Capital Stock and Other Securities;
                                                            Description of Shares

Item 18.  Purchase, Redemption and
          Pricing of Shares......................           Purchase, Redemption and Pricing of
                                                            Shares

Item 19.  Taxation of the Fund...................           Taxes

Item 20.  Underwriters...........................           The Distributor

Item 21.  Calculation of Performance Data........           Performance Advertising

Item 22.  Financial Statements...................           Financial Statements



                                     PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.


                                     PART A



                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                          One East Liberty, Third Floor
                               Reno, Nevada 89501



Navellier Variable Insurance Series Fund, Inc. is a management investment company, sometimes called a mutual fund. It currently has one series - the Navellier Growth Portfolio.

The Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.





                          Prospectus dated May 1, 2003




                                TABLE OF CONTENTS




                                                            Page

SUMMARY............................................           3

PERFORMANCE INFORMATION............................           5

MORE ABOUT PORTFOLIO INVESTMENTS...................           6

MANAGEMENT OF THE FUND.............................          10

FINANCIAL HIGHLIGHTS...............................          14

INTERESTED IN LEARNING MORE?.......................          15




                                     SUMMARY

This prospectus provides important information about Navellier Variable Insurance Series Fund, Inc. ("Fund") and its one series - the Navellier Growth Portfolio ("Growth Portfolio" or "Portfolio"). Navellier & Associates, Inc. ("Adviser") serves as the investment adviser for the Growth Portfolio.

Individuals cannot invest in the shares of the Growth Portfolio directly. Instead they participate through variable annuity contracts and variable life insurance policies (collectively, the "Contracts") issued by an insurance company. You can participate either through a Contract that you purchase yourself or through a Contract purchased by your employer.

Through your participation in the Contract, you indirectly participate in Portfolio earnings or losses, in proportion to the amount of money you invest. Depending on your Contract, if you withdraw your money before retirement, you may incur charges and additional tax liabilities. For further information about your Contract, please refer to your Contract prospectus.

The Contracts may be sold by banks. An investment in the Portfolio through a Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Portfolio's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on the Portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

For more information about each type of investment, please read the section in this prospectus called "More About Portfolio Investments."

Investment Objective - Growth Portfolio

o seeks to achieve long-term growth of capital primarily through investment in companies with appreciation potential.

Investment Strategy

The Growth Portfolio invests in equity securities traded in all United States markets including dollar-denominated foreign securities traded in United States markets.

The Growth Portfolio seeks long-term capital appreciation through investments in securities of companies which the Adviser feels are undervalued in the marketplace. Under normal conditions the Portfolio's holdings in non-equity securities should not exceed 35% of the total assets of the Portfolio. Such non-equity securities will typically consist of investments in money market securities and money market funds.

The Growth Portfolio is designed to achieve the highest possible returns while minimizing risk. The Adviser's selection process focuses on fast growing companies that offer innovative products, services, or technologies to a rapidly expanding marketplace. The Adviser uses an objective, "bottom-up," quantitative screening process designed to identify and select inefficiently priced growth stocks with superior return compared to their risk characteristics.

The Adviser mainly buys stocks of companies which it believes are poised to rise in price. The Adviser's investment process focuses on "growth" variables including, but not limited to, earnings growth, reinvestment rate, and operating margin expansion.

The Adviser attempts to uncover stocks with strong return potential and acceptable risk characteristics. To do this, the Adviser uses its proprietary computer model to calculate and analyze a "reward/risk ratio." The reward/risk ratio is designed to identify stocks with above average market returns and risk levels which are reasonable for higher return rates.

The Adviser's research team then applies two or more sets of criteria to identify the most attractive stocks. Examples of these criteria include earnings growth, profit margins, reasonable price/earnings ratios based on expected future earnings, and various other fundamental criteria.

Stocks  with  the  best   combination  of  growth  ratios  are  blended  into  a
non-diversified portfolio.

The Growth Portfolio will invest up to 100% of its capital in equity securities selected for their capital growth potential. The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. The issuers may be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups.

The Portfolio may invest up to 25% of its assets in foreign securities, including American Depositary Receipts (ADRs).

Investment Risks:

The principal risks of investing in the Portfolio are:

Market Risk: the risk that the value of the securities purchased by the Portfolio will decline as a result of economic, political or market conditions or an issuer's financial circumstances. The Growth Portfolio employs aggressive investment strategies and can experience substantial fluctuations, including declines, so that shares may be worth less than when originally purchased. You could lose money on your investment in the Portfolio.

Value Investing Risk: the risk that the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Small Capitalization Company Risk: the risk that small companies may be generally subject to more abrupt or erratic market movements than securities of larger, more established companies.

Liquidity Risk: the risk that the degree of market liquidity of some stocks in which the Portfolio invests may be relatively limited in that the Portfolio invests in over-the-counter stocks.

Higher Brokerage Expenses: The Adviser's investment style may result in above average portfolio turnover which could result in higher brokerage expenses.

Foreign Securities Risks

     Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected.

     Currency Risk: the risk that a foreign currency will decline in value. The Portfolio may trade in currencies other than the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

     Limited Information Risk: the risk that foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. Companies and that less public information about their operations may exist.

     Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

     Settlement and Clearance Risk: the risks associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.

     Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors; over-the-counter securities may also be less liquid than exchange-traded securities.


                             PERFORMANCE INFORMATION

The performance information presented herein is intended to help you evaluate the potential risks and rewards of an investment in the Portfolio by showing changes in the Portfolio's performance and comparing the Portfolio's performance with the performance of a broad based market index. How the Portfolio performed in the past is not necessarily an indication of how the Portfolio will perform in the future. The fees and expenses related to your Contract have not been included in the calculations of performance shown below. Therefore, the actual performance you would have received through your Contract would have been less than the results shown below.


                         2002            2001         2000         1999
                      ---------     ----------   -----------    ----------

                      -18.86%          -28.08%      -17.10%        92.66%

                  Best Quarter:  4th quarter 1999     47.45%
                 Worst Quarter:  1st quarter 2001    -27.69%

This table compares the Portfolio's average annual returns to the returns of the Russell 2000 Index and the Russell 2000 Growth Index for 1 calendar year and since inception.


               Average Annual Total Return as of December 31, 2002

                                                  1             Since Inception
                                               Year          (February 27, 1998)
                                               ------        ------------------

Growth Portfolio                             -18.86%                   .92%
Russell 2000 Index                           -20.48%                  -2.52%
Russell 2000 Growth Index                    -30.26%                  -8.15%

The Russell 2000 Index is an unmanaged index consisting of the smallest 2,000 stocks in the Russell 3000 Index. It is considered representative of the small cap market in general.

The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation.

EXPENSE TABLE

This table describes the fees and expenses that you may pay when you hold shares the Portfolio. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in the Portfolio may be made. See your variable annuity or variable life prospectus for more information regarding the fees and expenses of the variable contracts through which you may invest in these Portfolios.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)*




                                                                                           Total        Total
                                             Administrative                                Annual      Net Annual
                                 Management      Service       Other     Other Net        Portfolio     Portfolio
                                    Fees          Fees          Expenses    Expenses      Expenses       Expenses
                                 ---------     ----------     ---------    -------         ---------    -----------

Growth Portfolio...............     .85%         .25%            2.87%       .40%           3.97%          1.50%



* The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses until the total portfolio operating expenses are at or below 1.50% of average annual net assets. This agreement is subject to termination at any time without notice to shareholders.



EXAMPLE OF EXPENSES

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example does not take into account the fees and expenses imposed by insurance companies through which your investment in the Portfolio may be made. If insurance charges had been included, the costs of investing in the Portfolio would be higher.



The example assumes that:

* You invest $10,000 in the Portfolio for the time periods indicated and you redeem your shares at the end of the time periods.

* Your investment has a 5% return each year and dividends and other distributions are reinvested; and

*    The Portfolio operating expenses remain the same.*

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                          Time Periods
                         1 year     3 years        5 years        10 Years
                         ------     -------        -------        --------

Growth Portfolio         $153        $983           $1,830         $4,027



                        MORE ABOUT PORTFOLIO INVESTMENTS

Certain of the investment techniques, instruments and risks associated with the Portfolio are referred to in the discussion that follows.

Equity Securities

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. Companies sell equity securities to get the money they need to grow.

Stocks are one type of equity security. Generally, there are two types of stocks:

Common stock - Each share of common stock represents a part of the ownership of a company. The holder of common stock participates in the growth of a company through increasing stock price and dividends. If a company experiences difficulty, a stock price can decline and dividends may not be paid.

Preferred stock - Each share of preferred stock allows the holder to receive a dividend before the common stock shareholders receive dividends on their shares.

Other types of equity securities include, but are not limited to, convertible securities, warrants, rights and foreign equity securities such as ADRs, GDRs, EDRs and IDRs.

Money Market Instruments

The Portfolio may invest in high quality money market instruments. A money market instrument is high quality when it is rated in one of the two highest rating categories by S&P or Moody's or another nationally recognized service, or if unrated, deemed high quality by the Adviser.

Foreign Securities

Foreign securities are the equity, fixed income or money market securities of foreign issuers. Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, and fixed income securities issued by foreign governments, corporations and supranational organizations. They also include ADRs, GDRs, IDRs and EDRs.

ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. Bank. GDRs, IDRs and EDRs are receipts evidencing an arrangement with a non-U.S. bank.

Portfolio Turnover

Portfolio turnover occurs when the Portfolio sells its investments and buys new ones. High portfolio turnover occurs when the Portfolio engages in frequent trading as part of its investment strategy.

High portfolio turnover may cause the Portfolio's expenses to increase. For example, the Portfolio may have to pay brokerage fees and other related expenses. A portfolio turnover rate of 100% or more a year is considered high. A high rate increases the Portfolio's transaction costs and expenses.

Portfolio turnover rates for the Portfolio are found in the Financial Highlights section of this Prospectus.

A Word About Risk

Participation in the Portfolio involves risk - even the risk that you will receive a minimal return on your investment or the value of your investment will decline. It is important for you to consider carefully the following risks when you allocate purchase payments or premiums to the Portfolio.

Market Risk

Market risk refers to the loss of capital resulting from changes in the price of investments. Generally, equity securities are considered to be subject to market risk. For example, market risk occurs when the expectations of lower corporate profits in general cause the broad market of stocks to fall in price. When this happens, even though a company may be experiencing a growth in profits, the price of its stock could fall.

Growth Investing Risk

This investment approach has additional risk associated with it due to the volatility of growth stocks. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Value Investing Risk

This investment approach has additional risk associated with it because the Portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect.

Risks Associated with Foreign Securities

A foreign security is a security issued by an entity domiciled or incorporated outside of the U.S. Among the principal risks of owning foreign securities are:

Political Risk: the risk that a change in a foreign government will occur and that the assets of a company in which the Portfolio has invested will be affected. In some countries there is the risk that the government may take over the assets or operations of a company and/or that the government may impose taxes or limits on the removal of the Portfolio's assets from that country.

Currency Risk: the risk that a foreign currency will decline in value. As long as the Portfolio holds a security denominated in a foreign currency, its value will be affected by the value of that currency relative to the U.S. dollar. An increase in the value of the U.S. dollar relative to a foreign currency will adversely affect the value of the Portfolio.

Liquidity Risk: foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets there may not be protection against failure by other parties to complete transactions.

Limited Information Risk: the risk that less government supervision of foreign markets may occur. Foreign issuers may not be subject to the uniform accounting, auditing and financial reporting standards and practices that apply to U.S. issuers. In addition, less public information about their operations may exist.

Emerging Market Country Risk: the risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets countries. Such countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. Although the markets of these developing countries offer higher rates of return, they also pose additional risks to investors, including immature economic structures, national policies restricting investments by foreigners and different legal systems.

Settlement and Clearance Risk: the risks associated with the different clearance and settlement procedures that are utilized in certain foreign markets. In certain foreign markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, the Portfolio's assets may be uninvested and not earning returns. The Portfolio also may miss investment opportunities or be unable to dispose of a security because of these delays.

Managing Investment Risks

In pursuing its investment objective, the Portfolio assumes investment risk. The Portfolio tries to limit its investment risk by diversifying its investments across different industry sectors.

Defensive Investment Strategy

Under normal market conditions, the Portfolio does not intend to have a substantial portion of its assets invested in cash or money market instruments. When the Adviser determines that adverse market conditions exist, the Portfolio may adopt a temporary defensive posture and invest entirely in cash, money market instruments and money market mutual funds. When the Portfolio is invested in this manner, it may not be able to achieve its investment objective.


                             MANAGEMENT OF THE FUND

The management and affairs of the Fund are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described below, certain companies provide essential management services to the Fund.

The Adviser

Navellier & Associates, Inc., One East Liberty, Third Floor, Reno, Nevada 89501 serves as the Growth Portfolio's investment adviser. The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment for the Growth Portfolio. The Adviser was organized in 1993 and presently manages over $4 billion in investor funds, including other mutual funds.

Under a separate Administrative Services Agreement, the Adviser provides the Growth Portfolio with certain administrative services. These services include accounting and bookkeeping services, supervising other service providers and monitoring the Portfolio's compliance with reporting obligations.

Portfolio Managers

Louis G. Navellier, the President and CEO of the Adviser, refined the Modern Portfolio Theory investment strategy which is applied in managing the assets of the Growth Portfolio. He sets the strategies and guidelines for the Growth Portfolio and oversees the Portfolio Managers' activities. Mr. Navellier and Alan Alpers, who are the Portfolio Managers involved in the day-to-day investment activities of the Growth Portfolio, head up a team of investment professionals who assist in managing the Portfolio, including research analysts Shawn Price and Michael Borgen. Mr. Alpers has been an analyst and portfolio manager for the Adviser since 1989 and has been responsible along with Mr. Navellier for day-to-day management of over $4 billion in individual accounts for the Adviser.

Additional Information Concerning the Adviser

The Adviser is owned and controlled by its sole shareholder, Louis G. Navellier (a 100% stockholder). In 1987, Mr. Navellier was in litigation with a business partner and on the advice of his then legal counsel, as part of a legal strategy, filed a personal bankruptcy petition in connection with that litigation. The bankruptcy petition was voluntarily dismissed by Mr. Navellier less than two months later with all creditors being paid in full. Mr. Navellier is an affiliated person of the Fund. Mr. Navellier and the Adviser without admitting liability, did in the past agree to a two-week suspension in California and agreed to pay civil penalties to the States of California, Connecticut, and Maryland for allegedly not being properly registered as an investment adviser. Mr. Navellier is, and has been, in the business of rendering investment advisory services to significant pools of capital since 1987.

Compensation of the Adviser

The Adviser receives an annual .85% fee for investment management of the Growth Portfolio. The fee is payable monthly, based upon the Portfolio's average daily net assets. This advisory fee is higher than those generally paid by most other investment companies. The Growth Portfolio is paying this higher advisory fee based on its desire to retain the Adviser's specific application of Modern Portfolio Theory, its particular method of analyzing securities and its investment advisory services.

The Adviser also receives a 0.25% annual fee for rendering administrative services to the Fund pursuant to the Administrative Services Agreement and is entitled to reimbursement for operating expenses it advances for the Fund. The Adviser may contract (and pay for out of its own resources including the administrative fee it receives) for the performance of such services to the
Custodian, Transfer Agent, or others, and may retain all of its 0.25% administrative services fee or may share some or all of its fee with such other person(s).

Expense Reimbursement

The Adviser has agreed to reimburse expenses of the Growth Portfolio until total operating expenses including the advisory fee are at or below 1.50%. This undertaking is subject to termination at any time without notice to shareholders. For the year ended December 31, 2002, the Adviser reimbursed expenses of the Growth Portfolio totaling $73,598.

Placing Orders for Shares

The prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Portfolio. You may obtain a copy of that prospectus, free of charge, from the life insurance company or from the person who sold you the Contract. The Portfolio does not charge any fees for selling (redeeming) shares.

Payment for Redemptions

Payment for orders to sell (redeem) shares will be made within seven days after the Fund receives the order.

Suspension or Rejection of Purchases and Redemptions

The Portfolio may suspend the offer of shares, or reject any specific request to purchase shares from the Portfolio at any time. The Portfolio may suspend its obligation to redeem shares or postpone payment for redemptions when the New York Stock Exchange is closed or when trading is restricted on the Exchange for any reason, including emergency circumstances established by the Securities and Exchange Commission.

Right to Restrict Transfers

Neither the Fund nor the Separate Accounts are designed for professional market timing organizations, other entities, or individuals using programmed, large and/or frequent transfers. The Separate Accounts, in coordination with the Fund, reserve the right to temporarily or permanently refuse exchange requests if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Portfolio and therefore may be refused. Investors should consult the Separate Account prospectus that accompanies this Fund Prospectus for information on other specific limitations on the transfer privilege.

Net Asset Value

The value or price of each share of the Portfolio (net asset value per share) is calculated at the close of business, usually 4:00 p.m., of the New York Stock Exchange, every day that the New York Stock Exchange is open for business. The value of all assets held by the Portfolio at the end of the day, is determined by subtracting all liabilities and dividing the total by the total number of shares outstanding. This value is provided to the life insurance company, which uses it to calculate the value of your interest in your Contract. It is also the price at which shares will be bought or sold in the Portfolio for orders it received that day.

The value of the net assets of the Portfolio is determined by obtaining market quotations, where available, usually from pricing services. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not available are valued at their fair value as determined, in good faith, by the Adviser based on policies adopted by the Board of Directors.

Dividends and Distributions

The Portfolio will declare and distribute dividends from net ordinary income and will distribute its net realized capital gains, if any, at least annually. The life insurance companies generally direct that all dividends and distributions of the Portfolio be reinvested in the Portfolio under the terms of the Contracts.

Tax Matters

The Fund intends to qualify as a regulated investment company under the tax law and, as such distributes substantially all of the Portfolio's ordinary net income and capital gains each calendar year as a dividend to the Separate Accounts funding the Contracts to avoid an excise tax on certain undistributed amounts. The Fund expects to pay no income tax. Dividends are reinvested in additional full and partial shares of the Portfolio as of the dividend payment date.

The Fund and the Portfolio intend to comply with special diversification and other tax law requirements that apply to investments under the Contracts. Under these rules, shares of the Fund will generally only be available through the
purchase  of  a  variable  life  insurance  or  annuity  contract.   Income  tax
consequences to Contract owners who allocate purchase payments or premiums to Fund shares are discussed in the prospectus for the Contracts that accompanies this Prospectus.

Additional Information

This prospectus sets forth concisely the information about the Fund and the Portfolio that you should know before you invest money in the Portfolio. Please read this prospectus carefully and keep it for future reference. The Fund has prepared and filed with the Securities and Exchange Commission a Statement of Additional Information that contains more information about the Fund and the Portfolio. You may obtain a free copy of the Statement of Additional Information from your registered representative who offers you the Contract. You may also obtain copies by calling the Fund at 1-800-887-8671 or by writing to the Fund at the following address: One East Liberty, Third Floor, Reno, Nevada 89501.

Mixed and Shared Funding

The Portfolio may sell its shares to insurance companies as investments under both variable annuity contracts and variable life insurance policies. We call this mixed funding. The Portfolio may also sell shares to more than one insurance company. We call this shared funding. Under certain circumstances, there could be conflicts between the interests of the different insurance companies, or conflicts between the different kinds of insurance products using the Portfolio. If conflicts arise, the insurance company with the conflict might be forced to redeem all of its interest in the Portfolio. If the Portfolio is required to sell a large percentage of its assets to pay for the redemption, it may be forced to sell the assets at a discounted price. The Board of Directors will monitor the interests of the insurance company shareholders for conflicts to attempt to avoid problems.

Legal Proceedings

Neither the Fund nor the Portfolio is involved in any material legal proceedings. The Adviser is not involved in any legal proceedings that if decided against it would materially affect its ability to carry out its duties to the Portfolio.


                    NAVELLIER VARIABLE INSURANCE SERIES FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                GROWTH PORTFOLIO




                                              ---------------------------------------------------------
                                                        FOR THE YEARS ENDED              FOR THE PERIOD
                                                           DECEMBER 31,                      ENDED
                                              ---------------------------------------     DECEMBER 31,
                                               2002       2001       2000       1999         1998*
                                              -------    -------    -------    ------    --------------
 PER SHARE OPERATING PERFORMANCE:
   Net Asset Value -- Beginning of
     Period...............................     $12.65     $17.59     $21.48    $11.22        $10.00
                                              -------    -------    -------    ------       -------
   Income (Loss) from Investment
     Operations:
     Net Investment Income (Loss).........       0.01      (0.16)     (0.19)    (0.05)        (0.04)
     Net Realized and Unrealized Gain
       (Loss) on Investments..............      (2.40)     (4.78)     (3.48)    10.44          1.26
                                              -------    -------    -------    ------       -------
   Total from Investment Operations.......      (2.39)     (4.94)     (3.67)    10.39          1.22
                                              -------    -------    -------    ------       -------
 Distributions to Shareholders:
   From Net Investment Income.............      (0.02)        --         --        --            --
   From Net Realized Gains................         --         --      (0.22)    (0.13)           --
                                              -------    -------    -------    ------       -------
     Total Distributions to
       Shareholders.......................      (0.02)        --      (0.22)    (0.13)           --
                                              -------    -------    -------    ------       -------
   Net Increase (Decrease) in Net Asset
     Value................................      (2.41)     (4.94)     (3.89)    10.26          1.22
                                              -------    -------    -------    ------       -------
   Net Asset Value -- End of Period.......     $10.24     $12.65     $17.59    $21.48        $11.22
                                              =======    =======    =======    ======       =======
 TOTAL INVESTMENT RETURN..................     (18.86)%   (28.08)%   (17.10)%   92.66%        12.20%(A)
 RATIOS TO AVERAGE NET ASSETS:
   Expenses After Reimbursement (Note 2)..       1.50%      1.50%      1.50%     1.50%         1.50%(B)
   Expenses Before Reimbursement (Note
     2)...................................       3.97%      3.24%      2.04%     8.23%        70.17%(B)
   Net Investment Income (Loss) After
     Reimbursement (Note 2)...............       0.14%     (1.01)%    (0.99)%   (0.85)%       (0.67)%(B)
   Net Investment Loss Before
     Reimbursement (Note 2)...............      (2.33)%    (2.75)%    (1.54)%   (7.60)%      (69.34)%(B)
 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate................        304%       177%       130%       85%          129%
   Net Assets at End of Period (in
     thousands)...........................     $2,277     $3,186     $5,411    $2,802          $205
   Number of Shares Outstanding at End of
     Period (in thousands)................        222        252        308       130            18
 -----------------------------------------

(A) Total  returns  for  periods  of less than one year are not  annualized
(B) Annualized * From Commencement of Operations February 27, 1998


                       SEE NOTES TO FINANCIAL STATEMENTS.



                          INTERESTED IN LEARNING MORE?

The Statement of Additional Information incorporated by reference into this prospectus contains additional information about the Fund's operations.

Further information about the Fund's investments is available in the Fund's annual and semi- annual reports to shareholders. The Fund's annual report discusses market conditions and investment strategies that significantly affected the Fund's performance results during its last fiscal year.

The Fund can provide you with a free copy of these materials or other information about the Fund. You may reach the Fund by calling 1-800-887- 8671 or by writing to the Fund at One East Liberty, Third Floor, Reno, Nevada 89501.

You may also view or obtain these  documents  from the  Securities  and Exchange
Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. D.C. 20549-0102

     On the Internet: www.sec.gov

The Fund's Investment Company Act filing number is 811-8079.



                                     PART B

                 NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2003



This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of the Navellier Variable Insurance Series Fund, Inc. (the "Fund"), dated May 1, 2003, a copy of which Prospectus may be obtained, without charge, by contacting the Fund, at its mailing address:
One East Liberty, Third Floor, Reno, Nevada 89501; Tel: 1-800-887-8671. The prospectus incorporates this Statement of Additional Information by reference.



                                TABLE OF CONTENTS

                                                                            Page


GENERAL INFORMATION AND HISTORY................................................3

INVESTMENT OBJECTIVE AND POLICIES..............................................3
         Money Market Investments..............................................3
         Short-Term Investments................................................4
         Short Sales Against the Box...........................................5
         Additional Information Concerning Risks...............................6

DIRECTORS AND OFFICERS OF THE FUND.............................................9

OFFICERS .....................................................................12

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................14

THE INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT..........................14

THE DISTRIBUTOR...............................................................16

INDEPENDENT ACCOUNTANTS.......................................................17

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................17

CAPITAL STOCK AND OTHER SECURITIES............................................19

DESCRIPTION OF SHARES.........................................................19

PURCHASE, REDEMPTION, AND PRICING OF SHARES...................................20

TAXES    .....................................................................21

PERFORMANCE ADVERTISING.......................................................23

FINANCIAL STATEMENTS..........................................................24

APPENDIX .....................................................................25



                         GENERAL INFORMATION AND HISTORY



The Fund is a corporation (organized under the laws of the State of Maryland on February 28, 1997). The Growth Portfolio of the Fund commenced regular investment operations on February 27, 1998.


                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Growth Portfolio are described in the Prospectus. The following supplements the information contained in the Prospectus.

Money Market Investments

Certificates of Deposit. Certificates of deposit are generally short-term, interest- bearing, negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

Time Deposits. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Banker's Acceptances. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

Commercial Paper. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

Corporate Debt Securities. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

United States Government Obligations. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

Short-Term Investments

The Growth Portfolio may, for temporary defensive purposes or to maintain cash or cash equivalents to meet anticipated redemptions, also invest in debt securities and money market funds if, in the opinion of the Investment Adviser, such investment will further the cash needs or temporary defensive needs of the Portfolio. In addition, when the Investment Adviser feels that market or other conditions warrant it, for temporary defensive purposes the Growth Portfolio may retain cash or invest all or any portion of its assets in cash equivalents, including money market mutual funds. Under normal conditions, the Growth Portfolio's holdings in such non-equity securities should not exceed 35% of the total assets of the Portfolio. If the Growth Portfolio's assets, or a portion thereof, are retained in cash or money market funds or money market mutual funds, such cash will, in all probability, be deposited in interest-bearing or money market accounts or in the money market mutual funds of the Fund's Transfer Agent and Custodian, FBR National Bank & Trust ("FBR"). Cash deposits by the Fund in interest bearing instruments issued by FBR will only be deposited with FBR if its interest rates, terms, and security are equal to or better than could be received by depositing such cash with another savings institution. Money market investments have no FDIC protection and deposits in FBR accounts have only $100,000 protection.

It is anticipated that all of the Growth Portfolio's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase,  a rating  within the four  highest  grades as  determined  by Moody's
Investors Service, Inc. (Aaa, Aa, A, Baa) or by Standard & Poor's Corporation (AAA, AA, A, BBB; securities which are rated BBB/Baa have speculative characteristics). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Growth Portfolio has invested drops below investment grade, the Growth Portfolio will promptly dispose of such investment. When interest rates go up, the market value of debt securities generally goes down and long-term debt securities tend to be more volatile than short term debt securities.

Short Sales Against the Box

The Growth Portfolio is permitted to make short sales if at the time of the short sale the Portfolio owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

The Growth Portfolio may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio (or a security convertible into or exchangeable for such security), or when the Portfolio desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Growth Portfolio's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Growth Portfolio owns. There will be certain additional transaction costs associated with short sales against the box, but the Growth Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

Additional Information Concerning Risks

Lack of Operating History and Experience

The Growth Portfolio is relatively newly organized and has a short history of operations. The Adviser was organized on May 28, 1993 and has been managing the assets of The Navellier Series Fund since January 3, 1994 and the publicly invested assets of The Navellier Series Fund since April 1, 1994. The Adviser also manages the assets of The Navellier Performance Funds which went effective December 28, 1995. Although the Adviser sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and Custodian, the Adviser still has overall responsibility for the administration of the Growth Portfolio and oversees the administrative services performed by others as well as servicing shareholder's needs and, along with the Fund's Board of Directors, is responsible for the selection of such agents and their oversight. The Adviser is also responsible for the selection of securities for investment. None of the principals, officers, legal counsel, or directors of the Adviser (including such of those persons who are also controlling persons of the Fund) had, before June 1993, ever registered, operated, or supervised the operations of investment companies in the past, and there is no assurance that their past business experiences or their experience with The Navellier Series Fund or The Navellier Performance Funds will enable them to successfully manage the assets of the Fund in the future. The owner of the Adviser has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.

The Adviser presently manages over $4 billion in investor funds. The owner of the Adviser is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Adviser intends to employ and invest in while managing the Portfolio. Because many of the over-the-counter and other securities which the Adviser intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in the Portfolio not being able to purchase or sell all shares which the Adviser desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Portfolio. Since the Adviser will be trading on behalf of the Portfolio in some or all of the same securities at the same time that the Adviser, Navellier Fund Management, Inc., other Navellier controlled investment entities, The Navellier Series Fund and The Navellier
Performance Funds are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, i.e., where the full trade orders of the Adviser, Navellier Fund Management, Inc., The Navellier Series Fund, The Navellier Performance Funds and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, the Adviser, and the other Navellier controlled investment entities will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if the Adviser, and Navellier Fund Management, Inc., each place a $25,000 purchase order and Adviser on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to the Adviser, and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of the Portfolio increase, the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the Portfolio. While the Adviser generally does not anticipate liquidity problems (i.e., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if it is not willing to accept this potentially adverse risk, and by investing, acknowledges that it is aware of the risks.

Investment Restrictions. The Fund's fundamental policies as they affect a Portfolio cannot be changed without the approval of a vote of a majority of the outstanding securities of such Portfolio. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders of the Portfolio, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions (except the percentage restrictions on borrowing and illiquid securities -- which percentage must be complied with) and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Portfolio.

The following investment restrictions are fundamental policies of the Fund with respect to the Growth Portfolio and may not be changed except as described above. The Growth Portfolio may not:

1. Purchase any securities or other property on margin; provided, however, that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

2. Make cash loans, except that the Portfolio may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

3. Make securities loans, except that the Portfolio may make loans of its portfolio securities, provided that the market value of the securities subject to any such loans does not exceed 33-1/3% of the value of the total assets (taken at market value) of the Portfolio.

4. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Portfolio may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Portfolio.

5. Invest in oil, gas, or other mineral exploration or development programs, although the Portfolio may purchase securities of issuers which engage in whole or in part in such activities.

6. Purchase securities of companies for the purpose of exercising management or control.

7.   Participate in a joint or joint and several trading account in securities.

8. Issue senior securities or borrow money, except that the Portfolio may (i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of the Portfolio, and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940 (the "1940 Act"), and (b) is subject to an agreement by the lender that any recourse is limited to the assets of the Portfolio with respect to which the borrowing has been made. As an operating policy, the Portfolio may not invest in portfolio securities while the amount of borrowing of the Portfolio exceeds 5% of the total assets of the Portfolio.

9. Pledge, mortgage, or hypothecate the assets of the Portfolio to an extent greater than 10% of the total assets of the Portfolio to secure borrowings made pursuant to the provisions of Item 8 above.

10. Purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Portfolio would then be invested in such securities nor will the Portfolio invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Portfolio would be invested in either illiquid or unseasoned securities.

11. Invest more than 5% of the assets of the Portfolio in securities of any single issuer.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 8 above.

Portfolio Turnover. The Growth Portfolio's annual rate of portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Portfolio, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Portfolio. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Because the Growth Portfolio is a new fund portfolio which has not been in operation for a year, no actual turnover rate can be given at this time. The Fund will attempt to limit the annual portfolio turnover rate of the Growth Portfolio to 300% or less, however, this rate may be exceeded if in the Investment Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Portfolio's performance.

                       DIRECTORS AND OFFICERS OF THE FUND

The Fund is organized as a Maryland corporation. The overall responsibility for the supervision of the affairs of the Fund vests in the Directors. The Directors have entered into an Investment Advisory Agreement with the Adviser to handle the day-to-day affairs of the Fund. The Directors meet periodically to review the affairs of the Fund and to establish certain guidelines which the Adviser is expected to follow in implementing the investment policies and objectives of the Fund.

The following information is provided with respect to each director and officer of the Fund:



- --------------------------------------------------------------------------------------------------------------------
NAME                                    NO. OF PORTFOLIOS                                                  OTHER
AGE                        TERM OF      IN FUND COMPLEX                                                TRUSTEESHIPS/
ADDRESS                  OFFICE AND      OVERSEEN BY                                                DIRECTORSHIPS HELD
POSITION WITH TRUST        TENURE         DIRECTOR     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      BY TRUSTEE
- --------------------------------------------------------------------------------------------------------------------

 Louis Navellier*            President      N/A      Mr. Navellier is and has been the CEO and          None
 45                          since                   President of Navellier & Associates Inc., an
 One East Liberty            February                investment adviser, since 1988; CEO
 Third Floor                 1998                    and President of Navellier Management, Inc.,
 Reno, NV 89501                                      an investment adviser, since May 10,
                                                     1993; CEO and President of Navellier
 President                                           International Management, Inc., an investment
                                                     adviser, since May 10, 1993; CEO and
                                                     President of Navellier Securities Corp. since
                                                     May 10, 1993; CEO and President of Navellier
                                                     Fund Management, Inc., an investment
                                                     adviser, since November 30, 1995; and has been
                                                     publisher and editor of MPT Review from August
                                                     1987 to the present.
- --------------------------------------------------------------------------------------------------------------------
 Harvey L. Cohen             Director         1      Of Counsel, Dietze and Davis, P.C.,              None
 44                          since 2001              1999-present; prior thereto, Managing
 P.O. Box 1300                                       Shareholder, 1996 to 1999; prior thereto,
 Kilauea, Kauai, HI 96754                            Associate, 1990-1996.
 Director
- --------------------------------------------------------------------------------------------------------------------
 James T. Farricker          Director         1      Director of Network Engineering, TeraBeam        Director,
 46                          since 2001              Networks a manufacturer of laser-fiberless       TeraBeam
 15717 451st Ave. S.E.                               optics, from 1999 to present; prior thereto,     Networks
 North Bend, WA 98045                                Technical Fellow and Chief Engineer, Boeing's
                                                     Computer and Network Organization, 1984 to
 Director                                            1999.
- --------------------------------------------------------------------------------------------------------------------
 Robert G. Sharp             Director         1      Director, JMC Corp., a marketing company for     Director, JMC
 64                          since 1998              annuities and mutual funds, May 1995 to          Corp.
 843 Knapp Drive                                     present; President and CEO, Keyport Life
 Santa Barbara, CA 93108                             Insurance Co. from 1979 until his retirement in
                                                     1993
 Director
- --------------------------------------------------------------------------------------------------------------------
 Christopher Schrobilgen*    Director         1      Marketing Director, Navellier and Associates,    None
 52                          since 1998              Inc. since 1994.
 One East Liberty
 Third Floor
 Reno, NV 89501


 Director
- --------------------------------------------------------------------------------------------------------------------
 Arjen Kuyper*               Treasurer      N/A      Mr. Kuyper is COO of Navellier & Associates,       None
 46                          since 1998              Inc. and has been since September 1, 1998.
 One East Liberty                                    Prior to that he was operations manager for
 Third Floor                                         Navellier & Associates, Inc. since 1992 and
 Reno, NV 89501                                      operations manager for Navellier Management,
                                                     Inc. and for Navellier
Securities Corp., since
 Treasurer                                           1993.
- --------------------------------------------------------------------------------------------------------------------

* Interested person

Each Director will hold office until the Fund's next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.


                                    OFFICERS

The officers of the Fund are affiliated with the Investment Adviser and receive no salary or fee from the Fund. The Fund's disinterested Directors are each compensated by the Fund with $1,500 for each Board meeting attended and $250 for attendance of any Committee meeting held on a day on which no Board meeting is held. The Directors' fees may be adjusted according to increased responsibilities if the Fund's assets exceed one billion dollars. In addition, each disinterested Director receives reimbursement for actual expenses of attendance at Board of Directors meetings.

The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any (a) Director, (b) officer, (c) affiliated person of the Fund (other than the Investment Adviser), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Directors and officers of the Fund as a group.

The Board of Directors is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

The Audit Committee of the Board of Directors is composed of Messrs. Cohen, Farricker and Sharp. The Audit Committee makes recommendations to the Board concerning the selection of the Fund's independent accountants and reviews with such accountants the scope and results of the Fund's annual audit. The Audit Committee held one meeting during the past fiscal year.

The Pricing Committee is composed of Messrs. Alpers and Kuyper. The Pricing Committee is responsible for overseeing the determination of the net asset value of the Growth Portfolio and the calculation of the value of any debt instrument, share of stock, or other Portfolio security or asset. The Pricing Committee held one meeting during the past fiscal year.

The Participating Insurance Company Review Committee is comprised of Messrs. Schrobligen and Sharp. The Participating Insurance Company Review Committee is responsible for reviewing and making recommendations to the Board of Directors with respect to the insurance companies being considered as possible investors in the Fund. The Participating Insurance Company Review Committee held no meetings during the past fiscal year.



                               Remuneration Table



                                                                                          Total Compensation/*/ From
                                                       Aggregate Compensation/*/          Registrant and Fund Complex
 Name & Position                                       From Registrant                    Paid to Directors
-----------------                                      ---------------                    ---------------------------


Harvey L. Cohen, Director                               $6,000                             $6,000

James T. Farricker, Director                            $6,000                             $6,000

Christopher M. Schrobilgen*, Director                   N/A                                 N/A

Robert G. Sharp, Director                               $6,000                             $6,000


* Mr. Schrobilgen may be deemed to be an "interested person" of the Fund, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Fund.


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Only the life insurance companies that issue the variable annuity contracts or variable life insurance policies that use the Portfolio for investment can own shares in the Portfolio. The shares are usually held in a separate account of the life insurance company on behalf of the holders of the variable annuity contracts or variable life insurance policies who invest assets in the Portfolio. As of December 31, 2002, all shares of the Portfolio were held by American General Life Insurance Company and Navellier (in the form of seed money).

              THE INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT

(a)  The Investment Adviser

The offices of the Investment Adviser (Navellier & Associates, Inc.) are located at One East Liberty, Third Floor, Reno, Nevada 89501. The Investment Adviser began operation in May 1993 and advises this Fund, The Navellier Series Fund and The Navellier Performance Funds.

(i) The following individual owns the enumerated shares of outstanding stock of the Investment Adviser and, as a result, maintains control over the Investment Adviser:


                       Shares of Outstanding Stock       Percentage of
Name                   of the Investment Adviser        Outstanding Shares
----                   -------------------------        ------------------


Louis G. Navellier                  1,000                      100%


(ii) The following individual is affiliated with the Investment Adviser:


Name                                            Position

Louis G. Navellier            Trustee, President, and Treasurer of The Navellier
                              Series Fund and The Navellier Performance Funds;
                              Director, CEO, President, Secretary, and Treasurer of Navellier Management, Inc.; Director,
                              President, CEO, Secretary, and Treasurer of
                              Navellier Securities Corp.; one of the Portfolio
                              Managers of the Navellier Series Fund and The
                              Navellier Performance Funds.

(iii)The management fee payable to the Investment Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Investment Adviser and the Fund is payable monthly and is based upon .85% of the Growth Portfolio's average daily net assets. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time.

Expenses not expressly assumed by the Investment Adviser under the Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund for the account of the Growth Portfolio, the major categories of which relate to taxes, fees to Directors, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

The Advisory Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement, or
(iii) a loss for which the Investment Adviser would not be permitted to be indemnified under the Federal Securities laws.

At a meeting of the Board of Directors of the Fund held on December 13, 2002, the Board considered the continuance of the Investment Advisory Agreement between the Fund and the Investment Adviser. Based on its review of the nature and quality of the advisory services currently being provided by the Investment Adviser, the organizational capability and financial condition of the Investment Adviser, the ability of the Investment Adviser to perform its responsibilities under the Agreement, including the financial condition, experience and expertise of the personnel of the Investment Adviser, the Board of Directors unanimously approved the continuance of the terms of the Investment Advisory Agreement.

Pursuant to an Administrative Services Agreement, the Investment Adviser receives an annual fee of .25% of the value of the assets under management and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Investment Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Investment Adviser has entered into an agreement with Rushmore Trust & Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services and may contract in the future with other persons or entities to perform some or all of its administrative services. All of these contracted services are and will be paid for by the Investment Adviser out of its fees or assets.

In exchange for its services under the Administrative Services Agreement, the Fund reimburses the Investment Adviser for certain expenses incurred by the Investment Adviser in connection therewith but does not reimburse Investment Adviser (over the amount of the 0.25% annual Administrative Services Fee) to reimburse it for fees Investment Adviser pays to others for administrative services. The agreement also allows Investment Adviser to pay to its delegate part or all of such fees and reimbursable expense payments incurred by it or its delegate.

The Advisory Agreement permits the Investment Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Investment Adviser as the owner of the name "Navellier" or of any use or derivation of the word Navellier. If the Investment Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Investment Adviser's option, be withdrawn.

The Adviser received management fees of $25,427 for the period ended December 31, 2002.

The Fund's organizational expenses have been paid by the Adviser.

(b)  The Custodian and Transfer Agent

FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, MD 20814, serves as the custodian of the Fund's portfolio securities and cash and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund. Prior to March 31, 2001, Rushmore Trust & Savings, FSB ("Rushmore"), served as the Fund's custodian. Rushmore Trust & Savings, FSB was acquired by the current custodian on March 31, 2001.

(c)  Legal Counsel

Blazzard, Grodd & Hasenauer, P.C., is legal counsel to the Fund.


                                 THE DISTRIBUTOR

The Fund's Distributor is Navellier Securities Corp., One East Liberty, Third Floor, Reno, Nevada 89501, a Delaware corporation organized and incorporated on May 10, 1993. The Fund's shares will be continuously distributed by the Distributor, pursuant to a Distribution Agreement, dated February 27, 1998. The Distributor is a corporation wholly-owned by Louis G. Navellier, who also owns 100% of the Adviser.


                             INDEPENDENT ACCOUNTANTS

Tait, Weller & Baker, Philadelphia, Pennsylvania, serves as the independent accountants of the Fund and, in such capacity, audits and reports on the Fund's annual financial statements, assists in the preparation of the Fund's federal tax returns and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES

In effecting portfolio transactions for the Fund, the Investment Adviser adheres to the Fund's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services," as defined herein. The Investment Adviser may cause the Fund to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Investment Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer or that any offset of direct expenses of a Portfolio yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities; furnishing analysis and reports concerning issuers, industries, economic facts and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Fund or to the Investment Adviser are considered to be in addition to and not in lieu of services required to be performed by the Investment Adviser under its contract with the Fund and may benefit both the Fund and other clients of the Investment Adviser or customers of or affiliates of the Investment Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Investment Adviser or its affiliates may benefit the Fund.

When selecting broker-dealers for Fund portfolio transactions, the Adviser may consider the record of such broker-dealers with respect to the sale of shares of the Fund or the sale of Contracts.

If the securities in which a particular Portfolio of the Fund invests are traded primarily in the over-the-counter market, where possible, the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. There is generally no stated commission in the case of securities traded in the over- the-counter market, but the price paid by a Portfolio usually includes an undisclosed dealer commission or mark-up. On occasion, securities may be purchased directly from the issuer. There may be customary mark-ups on principal transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Adviser in determining the overall reasonableness of brokerage commissions paid by the Fund. Some portfolio transactions are subject to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to obtaining best prices and executions, effected through dealers who sell shares of the Fund and/or possibly the VA Contracts and/or VLI Policies.

The Board of Directors of the Fund will periodically review the performance of the Investment Adviser of its respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

The Board of Directors will periodically review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. At present, no recapture arrangements are in effect. The Board of Directors will review whether recapture opportunities are available and are legally permissible, and, if so, will determine, in the exercise of their business judgment, whether it would be advisable for the Fund to seek such recapture.

Brokerage Commissions

The Portfolio paid $12,360.47 in brokerage commissions for the period ended December 31, 2002.

Code of Ethics

To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Fund and the Adviser have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. This Code contains policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. This Code complies, in all material respects, with the recommendations of the Investment Company Institute. Employees subject to the Code of Ethics may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.


                       CAPITAL STOCK AND OTHER SECURITIES

The rights and preferences attached to the shares of each Portfolio are described in the Prospectus. (See "Description of Shares".) The 1940 Act requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Directors from the separate voting requirements of the Rule.


                              DESCRIPTION OF SHARES

The Fund is a Maryland corporation organized on February 28, 1997. The Fund is authorized to issue 500,000,000 shares of the Growth Portfolio and to create additional portfolios of the Fund. Each share of the Growth Portfolio represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Growth Portfolio available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Fund for shares of any Portfolio and all assets in which such consideration is invested would belong to that Portfolio and would be subject to the liabilities related thereto.

The Fund reserves the right to create classes of shares.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Fund will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Fund will vote together in matters affecting the Fund generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Fund is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Fund and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a life insurance company is required to request voting instructions from Contract owners and must vote all shares held in the Separate Account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the life insurance company Separate Account prospectus.


                   PURCHASE, REDEMPTION, AND PRICING OF SHARES

Redemption of Shares. The Prospectus, under "Purchases and Redemptions" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset values of the Portfolios is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Portfolio's shareholders.

The Fund normally redeems shares for cash. However, the Board of Directors can determine that conditions exist making cash payments undesirable. If they should so determine (and if a proper election pursuant to Rule 18f-1 of the 1940 Act has been made by the Fund), redemption payments could be made in securities valued at the value used in determining net asset value. There generally will be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

Determination of Net Asset Value. As described in the Prospectus under "Purchases and Redemptions - Valuation of Shares," the net asset value of shares of each Portfolio of the Fund is determined once daily as of 4 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Directors of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Directors of the Fund will reconsider the time at which net asset value is to be computed.

Valuation of Assets. In determining the value of the assets of any Portfolio of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported - as is the case with many securities traded over-the-counter - the last reported bid price. Debt securities (other than short-term obligations, i.e., obligations which have 60 days or less left to maturity, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by a pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors.

                                      TAXES

In the case of a "series fund" (that is, a regulated investment company having more than one segregated portfolio of investments the beneficial interests in which are owned by the holders of a separate series of stock), each investment portfolio is treated as a separate corporation for federal income tax purposes. The Fund will be deemed a series fund for this purpose and, thus, each Portfolio will be deemed a separate corporation for such purpose.

Each Portfolio of the Fund intends to qualify as a regulated investment company for federal income tax purposes. Such qualification requires, among other things, that each Portfolio (a) make a timely election to be a regulated investment company, (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities (including options and futures) or foreign currencies, and (c) diversify its holdings so that at the end of each fiscal quarter (i) 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies, and securities of one or more other issuers (to the extent the value of the securities of any one such issuer owned by the Portfolio does not exceed 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities (other than government securities and securities of other regulated investment companies) of any one industry. These requirements may limit the ability of the Portfolios to engage in transactions involving options and futures contracts.

If each Portfolio qualifies as a regulated investment company, it will not be subject to federal income tax on its "investment company taxable income" (calculated by excluding the amount of its net capital gain, if any, and by excluding the dividends- received and net operating loss deductions) or "net capital gain" (the excess of its long- term capital gain over its net short-term capital loss) which is distributed to shareholders. In determining taxable income, however, a regulated investment company holding stock on the record date for a dividend is required to include the dividend in income on the later of the ex-dividend date or the date of acquisition.

Section 817 Diversification Requirements

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Contracts (that is, the assets of the Portfolios), which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a Contract owner with respect to the increase in the value of the Contract. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Contracts is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury  Regulations  amplify the  diversification  standards  set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

                             PERFORMANCE ADVERTISING

Performance information for the Portfolio may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as total return on the applicable Portfolio.

From time to time, the Portfolio may advertise its total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future returns.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. The Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The average annual total return on the Portfolio represents an annualization of the Portfolio's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Portfolio's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the Portfolio:

                             n
                    P (1 + T)  = ERV

In addition to the foregoing, the Portfolio may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

Performance information for the Portfolio shall reflect only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

The Portfolio may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, or other services, as having the same investment objectives. The total return may also be used to compare the performance of the Portfolio against certain widely acknowledged outside standards or indices for stock and bond market performance. The Standard & Poor's Composite Stock Price Index of 500 stocks ("S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included.


                              FINANCIAL STATEMENTS

The Fund's Financial Statements and notes thereto for the period ended December 31, 2002 and the report of Tait, Weller & Baker, Independent Auditors, with respect thereto, appear in the Fund's Annual Report for the year ended December 31, 2002, which is incorporated by reference into this Statement of Additional Information. The Fund delivers a copy of the Annual Report to investors along with the Statement of Additional Information. In addition, the Fund will furnish, without charge, additional copies of such Annual Report to investors which may be obtained without charge by calling 1-800-887-8671.


                                    APPENDIX

A-1 and P-1 Commercial Paper Ratings

The Growth Portfolio will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by
Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.



                                     PART C

                                OTHER INFORMATION

Item 23.  EXHIBITS

     Exhibit
     Number    Description
     ------    ----------------

     (a)  Articles of Incorporation of Registrant*

     (b)  By-Laws of Registrant**

     (c)  Not Applicable

     (d) Form of Investment Advisory Agreement between Registrant and Navellier & Associates, Inc.**

     (e) Form of Distribution Agreement between the Registrant and Navellier Securities Corp.**

     (f)  Not Applicable

     (g) Administrative Services, Custodian, Transfer Agent Agreement with FBR National Bank (to be filed by amendment)

     (h)(1) Navellier Administrative Services Agreement by and between the Registrant and Navellier & Associates, Inc.**

     (h)(2) Form of Expense Limitation Agreement between the Registrant and Navellier Management, Inc.**

     (h)(3) Form of Fund Participation Agreement**

     (h)(4) Form of Fund Participation Agreement between the Registrant, the Adviser, American General Life Insurance Company and American General Securities Incorporated**

     (i)  Opinion and Consent of Counsel

     (j)  Consent of Independent Accountants

     (k) Financial Statements - incorporated herein by reference to the Fund's Annual Report dated December 31, 2002, as filed electronically with the Securities and Exchange Commission on March 7, 2003

     (l) Subscription Agreement between Navellier Variable Insurance Series Fund, Inc. and Louis G. Navellier, dated January 15, 1998**

     (m)  Not Applicable

     (n)  Not Applicable

     (o)  Not Applicable

     (p)  Code of Ethics - Registrant and Adviser****

*Incorporated herein by reference to Registrant's Registration Statement on Form N-1A (File No. 333-22633), as filed electronically on February 28, 1997.

**Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 333-22633), as filed electronically on February 2, 1998.

****Incorporated herein by reference to Registrant's Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 333-22633), as filed electronically on May 1, 2000.

Item 24.  Persons Controlled by or under Common Control with the Fund

There are no persons who are controlled by or under common control with the Registrant.

Item 25.  Indemnification

The Articles of Incorporation of the Registrant include the following:

                                   ARTICLE VII

(4) Each Director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the Maryland General Corporation Law and the By-Laws of the Corporation, as such law and By-Laws may now or in the future be in effect, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended.

The By-Laws of the Registrant include the following:

                                   ARTICLE VI

                                 Indemnification

"The Corporation shall indemnify (a) its Directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions nor such further indemnification arrangement as may be permitted by law."

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

To the extent that the Articles of Incorporation, By-Laws or any other instrument pursuant to which the Registrant is organized or administered indemnify any director or officer of the Registrant, or that any contract or agreement indemnifies any person who undertakes to act as investment adviser or principal underwriter to the Registrant, any such provision protecting or purporting to protect such persons against any liability to the Registrant or its security holders to which he would otherwise by subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties, or by reason of his contract or agreement, will be interpreted and enforced in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended, and Release No. IC-11330 issued thereunder.

Item 26.  Business and Other Connections of the Investment Adviser

Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:

Name and Principal                          Positions Held with             Principal Occupations
Business Address                            Registrant and Its Affiliates   During Last Two
                                                                            Fiscal Years
----------------                            -----------------------------   ---------------------
Louis G. Navellier                          Mr. Navellier is the CEO,       Mr. Navellier is and has been
One East Liberty                            President, Treasurer, and       the CEO and President of
Third Floor                                 Secretary of Navellier          Navellier & Associates Inc.,
Reno, NV 89501                              & Associates, Inc., a Delaware  an investment adviser
                                            Corporation which is the        since 1988; is and has
                                            Investment Adviser to the       been CEO and President of
                                            Fund.  Mr. Navellier is also    Navellier Management, Inc.;
                                            CEO, President, Secretary,      one of the Portfolio Managers
                                            and Treasurer of Navellier      for the Investment Adviser to
                                            Management Inc., Navellier      this Fund, The Navellier
                                            Publications, Inc., MPT         Series Fund and The Navellier
                                            Review Inc., and Navellier      Performance Funds; President
                                            International Management, Inc.  and CEO of Navellier
                                                                            Securities Corp., the
                                                                            principal Underwriter to The
                                                                            Navellier Performance Funds
                                                                            and The Navellier Series
                                                                            Fund; CEO and President of
                                                                            Navellier Fund Management,
                                                                            Inc., an investment adviser,
                                                                            since November 30, 1995;
                                                                            and has been publisher
                                                                            and editor of MPT Review from
                                                                            August 1987 to the present.

Item 27.  Principal Underwriters

(a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund, The Navellier Performance Fund and the Navellier Series Fund.

(b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 20:


Name and Principal        Positions and Offices          Positions and Offices
Business Address          With Underwriter               With Registrant
------------------        ----------------------         ----------------------

Louis Navellier           CEO, President, Director,       Trustee, President,
920 Incline Way           Treasurer, and Secretary        CEO, Treasurer
Incline Village, NV 89450

(c) Not Applicable.

Item 28.  Location of Accounts and Records

All accounts,  records,  and other  documents  required to be  maintained  under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of the Navellier Variable Insurance Series Fund, Inc. located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer Agent at FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, MD 20814.

Item 29.  Management Services

Other than as set forth in Part A and Part B of this Registration Statement, the Fund is not a party to any management-related service contract.

Item 30.  Undertakings

Not Applicable.


                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in the City of Reno, and State of Nevada, on the 1st day of May, 2003.

                               NAVELLIER VARIABLE INSURANCE SERIES FUND, INC.
                               ----------------------------------------------
                                          Registrant


                               By: /s/LOUIS G. NAVELLIER
                                   ------------------------------------------
                                   Louis G. Navellier
                                    President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature and Title



/s/LOUIS G. NAVELLIER                     President               May 1, 2003
---------------------------------                                -------------
Louis G. Navellier                                                    Date



/s/ARJEN KUYPER                           Treasurer               May 1, 2003
---------------------------------                                 ------------
Arjen Kuyper                                                          Date


/s/HARVEY L. COHEN*                       Director                May 1, 2003
----------------------------                                      ------------
Harvey L. Cohen                                                       Date


/s/JAMES T. FARRICKER*                    Director                May 1, 2003
--------------------------------                                  ------------
James T. Farricker                                                    Date


/S/CHRISTOPHER M. SCHROBILGEN*            Director                May 1, 2003
---------------------------------                                 ------------
Christopher M. Schrobilgen                                            Date


/s/ROBERT G. SHARP*                       Director                May 1, 2003
--------------------------------                                 ------------
Robert G. Sharp                                                       Date



                                      *By:  /s/LOUIS G. NAVELLIER
                                            -----------------------------------
                                            Louis G. Navellier, Attorney-in-Fact


                                  EXHIBIT LIST

EX-23(i) Consent and Opinion of Counsel
EX-23(j) Consent of Independent Accountants